STOCKHOLDERS' AGREEMENT

      STOCKHOLDERS' AGREEMENT, dated as of February 1, 2000 by and among ENTICENT.COM, INC., a Delaware corporation (the "Company"), GLOBAL TELECOMMUNICATION SOLUTIONS, INC. ("GTS"), DK&G WEBMASTER, INC. ("DK&G"), ROBERT PREVIDI ("Previdi"), PAUL SILVERSTEIN ("Silverstein"), MENASHE FRANK ("Frank"), CORY EISNER ("Cory Eisner") and JIM FRANKLIN ("Franklin" and together with GTS, DK&G, Previdi, Silverstein, the "Consenting Stockholders").

                                R E C I T A L S:

      WHEREAS, the Company is authorized by its Certificate of Incorporation to issue 1,000,000 shares of Common Stock, $.001 par value. As of the date hereof, there are 400,000 shares of Common Stock of the Company outstanding of which the following shares are issued to the following parties hereto:

            GTS                176,000
            Previdi             54,400
            DK&G                45,600
            Silverstein         26,000
            Frank (Menashe
                  & Jamie)      17,444
            Eisner              24,000
            Franklin            24,000

      WHEREAS, the Company and the Consenting Stockholders desire to set forth their agreement concerning the management of the Company and such other matters as are set forth herein;

      NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent promises set forth in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I

                     DEFINITIONS AND OTHER GENERAL MATTERS

      SECTION 1.01. Definitions. The following terms shall be used in this Agreement with the meanings set forth in this Section 1.01:

      "Acquisition Offer" means an offer (whether solicited or unsolicited) to acquire the Company by merger, statutory share exchange, direct purchase of securities, sale of all of substantially all of the assets of the Company or other similar transaction.
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      "Affiliate" means, with respect to any person or entity, any other person or entity that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the first specified person or entity.

      "Board" means the Board of Directors of the Company.

      "By-laws" means the by-laws of the Company.

      "CEO" means the officer elected by the Board to the post designated in the By-laws as the chief executive officer of the Company.

      "COO" means the officer elected by the Board to the post designated in the By-laws as Chief Operating Officer.

      "Certificate of Incorporation" means the Certificate of Incorporation of the Company.

      "Common Stock" means the common stock, $.001 par value, of the Company.

      "Consenting Stockholder" means any beneficial owner of shares of Voting Securities that is a party to this Agreement.

      "Management Shareholders" means collectively, Previdi, DK&G, Silverstein, Frank, Eisner and Franklin.

      "Permitted Transfer" means a transfer by a Consenting Shareholder permitted by and made in accordance with Section 2.02.

      "Permitted Transferee" means any individual, trust, entity or other person who receives Shares is the result of a Permitted Transfer.

      "Public Offering" means the offering of Common Stock pursuant to a registration statement on a form applicable to the sale of securities to the general public.

      "Shares" means the shares of Common Stock now or hereafter owned by a Consenting Stockholder.

      "Tag Along Rights" means the rights of a Consenting Stockholder under
Article II of this Agreement.


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

      "Voting Securities" means, any security of the Company or any rights therein, beneficially owned, acquired, converted, held, pledged or received by any Consenting Stockholder entitling or granting such Consenting Stockholder to vote such security.

      SECTION 1.02. Voting; Written Consent. (a) Any agreement by the Consenting Stockholders herein to vote their shares of Voting Securities in a certain manner shall be deemed, in each instance, to include an agreement by each Consenting Stockholder to use such Consenting Stockholder's best efforts and to take all actions necessary to call, or cause the Company and the appropriate officers and directors of the Company to call, as promptly as practicable, a special or annual meeting of stockholders or to act by written consent.

      (b) When any action is required to be taken by a Consenting Stockholder pursuant to this Agreement, such Consenting Stockholder shall take all steps necessary to implement such action, including, without limitation, executing or causing to be executed, as promptly as practicable, a consent in writing in lieu of an annual or special meeting of the stockholders.

      (c) Unless expressly stated to the contrary herein, any action requiring the vote of the directors (or any committee thereof) may be effected by unanimous written consent in lieu of a meeting of the directors or committee members, as the case may be.

                                   ARTICLE II

                                TAG ALONG RIGHTS

      SECTION 2.01 Tag Along Rights. Except for (i) a Public Offering; (ii) a transfer which is part of the transfer of all of the outstanding Shares of the Company; (iii) the redemption of any Shares by the Company; or (iv) a Permitted Transfer, if one or more Consenting Stockholders, individually or collectively (for purposes of Section, the "Selling Shareholders") propose to transfer, in a bona fide arms-length transaction or series of transactions to any third party or parties ("Buyer"), a number of Shares equal to or greater than twenty-five percent (25%) of the outstanding Shares of the Company (or if Previdi or DKG proposes to make such a transfer of more than one half of his or its shareholdings as of the date hereof), the Selling Shareholder(s) proposing to do so shall notify all remaining Consenting Shareholders ("Remaining Shareholders") in writing (the "Tag along Notice"), describing in such notification the material terms of the proposed sale. Each Remaining Shareholder shall have the option (the "Tag Along Option"), exercisable by giving written notice to the Selling Shareholder(s) within five business days after the Remaining Shareholder's receipt of the Tag Along Notice, to participate in such transaction by selling all or a portion of such Remaining Shareholder's Shares (the "Tag Along Shares") to the Buyer on the same terms and conditions as the Selling Shareholder. If a Tag Along Option is exercised by one or more Remaining Shareholders, the Selling Shareholder shall not proceed with such transaction unless each of the Remaining


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

Shareholders who have exercised Tag Along Options is given the right to sell his Tag Along Shares pro rata in proportion to the aggregate number of Shares proposed to be sold by the Selling Shareholder and all Remaining Shareholders.

      SECTION 2.02 Permitted Transfers. Subject to compliance with the second sentence of this Section 2.02, the following shall be "Permitted Transfers" for the purposes of its Agreement and may be made without compliance with the provisions of Section 2.01:

            (a) A Consenting Shareholder may transfer Shares to any Affiliate;
and

            (b) A Consenting Shareholder which is a corporation, partnership or trust may transfer Shares to its shareholders, partners or beneficiaries.

Any transfer to be made pursuant to the preceding sentence may only be made if the transferee shall agree to be subject to the terms of this Agreement and the Shares so transferred shall be subject to the provisions of this Agreement.

                                   ARTICLE III

                               FINANCIAL REPORTING

      SECTION 3.01 The Company shall retain a firm of certified public accountants to render an annual certified report of the Company's financial statements and to assist the Company in preparing quarterly financial statements. Such quarterly reports shall be provided to each Consenting Shareholder within 20 days following the end of each calendar quarter and such annual report shall be provided to each Consenting Shareholder within 45 days following the end of each fiscal year. The Company shall permit the certified public accountants retained by GTS to perform such review of the Company's financial statements and underlying records as shall be necessary for such firm of certified public accountants to certify the financial statements of GTS, as the same pertain to the shares of the Company owned by GTS.

                                   ARTICLE IV

             SPECIAL RIGHTS AND OBLIGATIONS OF CERTAIN SHAREHOLDERS

      SECTION 4.01 Put Rights. If (i) the employment of any individual Management Shareholder shall terminate for any reason, including without limitation, death, disability, retirement, voluntary termination or involuntary termination (whether with or without cause), and (ii) within sixty (60) days after such termination (180 days in the case of death) (the "Put Notice Period"), such Management Shareholder (or the legal representative of such Management Shareholder's estate) shall


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

request in writing that the Company purchase all or any part of the Shares owned by him at the time of his termination, then the Company, to the extent permitted by Section 4.03 below, shall purchase from such Management Shareholder or his estate all or any part of such Shares as so requested, on the terms and conditions set forth in this Article IV.

      SECTION 4.02 Call Rights. In the event of termination of a Management Shareholder for cause (as that term is defined in the employment agreement of such Management Shareholder) and if such Management Shareholder does not exercise put rights pursuant to Section 4.1 within the Put Notice Period, then for a period commencing on the first day after the expiration of the Put Notice Period and ending on the 60th day after the expiration of the Put Notice Period, the Company shall have the right and option to purchase all or any part of the Shares owned by the Management Shareholder at the time of his death or other termination of employment on the terms and conditions set forth in this Article
IV. The Company shall exercise any option under this Section 4.02 by giving written notice of such exercise to such Management Shareholder or the legal representative of such Management Shareholder's estate within the sixty-day period after the expiration of the Put Notice Period.

      SECTION 4.03 Limitations on Company's Obligations. If the Company has been requested pursuant to Section 4.01 to purchase Shares owned by a Management Shareholder and (a) after giving effect to such purchase of shares, the Company would be in violation of its Certificate of Incorporation or Bylaws, or of any law, regulation or judgment promulgated by a governmental authority applicable to the Company or any of its subsidiaries or any of its or their property (each such violation being herein called "Violation"), or (b) the purchase of such Shares would create any non-compliance in any respect with any agreement of the company with any bank, trust company, insurance company or other financial institution, relating to indebtedness of the Company, including, without limitation, any covenant directly prohibition such purchase (which agreements are hereinafter individually referred to as a "Loan Agreement"), or would, with the giving of notice or the lapse of time, or both, cause the occurrence of a default or event of default under a Loan Agreement (any such non-compliance, default or event of default being herein referred to as a "Default"); then the Company shall be obligated pursuant to Section 4.01 to purchase only the number of Shares, if any, which may be purchased without causing a Violation or Default, and the Company's obligation to purchases the remainder of such Shares pursuant to Section 4.01 shall automatically be deferred. The Company will use reasonable efforts to obtain any consent or waiver required by the lender under any Loan Agreement, provided that such efforts shall not require a refinancing or prepayment of any loans or the payment of any consideration for such consent or waiver.

      SECTION 4.04 Purchase Price. The purchase price to be paid for a purchase pursuant to Section 4.01 or 4.02 shall be the appraised fair value ("Appraised Value") as of the date of death or other terminations as determined by an independent public accounting or investment banking firm


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

selected by the Company that is neither related to nor is rendering any service to the Company as of the date of selection. The appraised value shall reflect the value of the Company on a going concern basis, but shall not include (i) any valuation for life insurance proceeds, if any, received or receivable by the Company upon the death of such Management Shareholder to the extent such proceeds are applied to purchase Shares pursuant to Section 4.01, or (ii) in the event of termination of a Management Shareholder's employment by the Company without cause, any discount in the Appraised Value resulting from the Shares' limited marketability or minority interest. The appraiser shall give written notice of the Appraised Value to the Company and to the deceased Management Shareholder's legal representative. The expenses of appraisal shall be borne by the Company and shall be taken into account in determining the Appraisal Value.

      SECTION 4.05 Closing. The closing of any purchase of Shares pursuant to
Section 4.01 or 4.02 shall take place not later than thirty (30) days after the determination of Appraised Value upon delivery of the certificates representing the Shares owned by the Management Shareholder at the time of his termination of employment in satisfactory form for transfer free and clear of any liens or encumbrances and delivery by the Company of either (a) a certified or official bank check in United States funds in payment of the purchase price, net of any offset for any indebtedness of such Management Shareholder to the Company or (b) at the sole option of the Company, its note in the amount of the purchase price payable in thirty-six (36) equal monthly installments bearing interest at the rate of ten (10%) percent per annum.

      SECTION 4.06 Additional Rights to Request Purchase of Shares. If the Company has been requested by a Management Shareholder or the legal representative of his estate pursuant to Section 4.01 to purchase Shares owned by such Management Shareholder and the Company has not been able to purchase all of such Shares due to the restrictions under Sections 4.03, the Company shall promptly notify the Management Shareholder or his legal representative of such restriction and then the Company thereafter shall notify such Management Shareholder or his legal representative whenever the Company is able under the provisions of Section 4.03 to purchase Shares owned by such Management Shareholder and such Management Shareholder or his legal representative shall have the right to exercise the put rights under Section 4.01 within sixty (60) days after the receipt of such notice; provided that the put rights under
Section 4.01 and this Section 4.06 shall expire to the extent not exercised within the exercise period for those rights, and the Company shall thereafter not be required to give any further notice pursuant to this Section 4.06.

      SECTION 4.07 Piggyback Registration.

      (a) If, at any time during the period commencing on the date hereof and ending upon the termination of this Agreement, the Company shall propose to register any shares of Common Stock or other securities (but excluding any shares or securities being registered pursuant to Form S-8 or Form S-4 or any successor form to either of them), the Company shall (i) give each Consenting


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

Stockholder written notice, or telecopy and telephonic notice followed as soon as practicable by written confirmation thereof, of such proposed registration at least thirty (30) days prior to the filing of such registration statement and
(ii) upon written notice, or telecopy or telephonic notice following as soon as practicable by written confirmation thereof, given to the company by any Consenting Stockholder within fifteen (15) days after the filing of such written confirmation or written notice by the Company, the Company shall include or cause or be included in any such registration statement all or such portion of the Shares as such Consenting Stockholder may request; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of the Common Stock or other securities originally proposed to be registered; and provided, further, that in connection with any registered public offering involving an underwriting, the managing underwriter may (if in its reasonable opinion marketing factors so require) limit the number of securities (including any Shares) included in such offering. In the event of any such limitation, the total number of Shares to be offered for the account of the Consenting Stockholder participating in the registration shall be reduced pro rata in proportion to the respective number of Shares requested to be included therein to the extent necessary to reduce the total number of shares proposed to be registered to the number of shares recommended by the managing underwriter; provided, however, that (i) if the amount of Shares to be offered for the accounts of the Consenting Stockholders shall be reduced in accordance with this sentence, the Company shall not be permitted to include securities of any person other than the Company unless the Consenting Stockholder are permitted to participate on a pro rata basis with other selling securityholders.

      (b) If any Consenting Stockholder timely elects to participate in an offering by including Shares in a registration statement pursuant to Section 4.07(a) above, the Company shall use its best efforts to effect such registration to permit the sale of Shares in accordance with the intended method or methods of disposition thereof.

       SECTION 4.08 Purchase of Certain Assets. The Company shall endeavor to negotiate the purchase of the device known as an "apex switch" from Network Services System L.P. ("Network"), currently a debtor in possession, having filed a petition under Chapter 11 of the United States Bankruptcy Code, and subject to reaching agreement with respect to the terms for the purchase for such assets, the Company shall make prompt application to the United States Bankruptcy Court, District of Delaware, for an order confirming the sale of the said "apex switch" to the Company. Upon confirmation of such order, GTS or its designee shall be solely responsible for the payment of the purchase price for the switch. In the event that the Company and Network shall for any reason be unable to agree upon the purchase price for the apex switch, or in the event that the sale of the apex switch to the Company shall for any reason not be approved by order of the Bankruptcy Court, GTS or its designee shall pay to the Company an amount equal to the purchase price for an apex switch, or similar device, which the Company shall acquire at the lowest market price available to the Company.


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

      SECTION 4.09. Apportionment of Certain Payments on Kraft Contract. GTS shall pay to the Company all payments due and outstanding from Kraft Foods, Inc. ("Kraft") in connection with a certain agreement entered into between GTS and Kraft in or about October, 1999, less the sum of $50,000 from which sum GTS shall pay up to $40,000 due and payable to Qwest with respect to services provided by Qwest in connection with the performance of the foregoing agreement.

      SECTION 4.10 Responsibility for Certain Salaries. GTS shall be responsible for payment of all salaries and fringe benefits due to Silverstein, Eisner and Franklin through the period ended December 31, 1999. The Company shall be responsible for the payment of all such salary and fringe benefits for the period commencing January 1, 2000.

      SECTION 4.11 Loans Made by GTS and Previdi. In consideration of a $50,000 loan made to the Company by Previdi and a $50,000 loan made to the Company by GTS, the Company shall issue to each of GTS and Previdi a $50,000 convertible negotiable promissory note in the form annexed hereto.

                                    ARTICLE V

                       BOARD OF DIRECTORS AND STOCKHOLDERS

      SECTION 5.01. Composition of the Board of Directors. (a) General. The Board shall initially consist of five directors, of which (i) the Management Shareholders shall have the right to designate two individuals to serve as directors;(ii) GTS shall have the right to designate two individuals to serve as directors; and (iii) an additional director (the "Additional Director") shall be designated in accordance with the joint agreement of the Consenting Stockholders. Except as otherwise provided in this Section 5.01, the ratio of directors designated by each of the Management Shareholders shall be maintained as set forth in this Section 5.01(a) should the Board be increased in number.

      (b) Additional Director. The Additional Director shall be Peter R. Silverman, who shall serve in such capacity until a successor is designated by mutual agreement of all Consenting Stockholders.

      (c) Election of Directors. Each Consenting Stockholder hereby agrees to vote all shares of Voting Securities owned by such Consenting Stockholder to cause the election to the Board of Directors of the individuals designated by the Consenting Stockholders in accordance with this Section 5.01.

      SECTION 5.02. Removal of Directors. Each Consenting Stockholder shall vote all shares of Voting Securities owned by such Consenting Stockholder for the removal (with or without cause) of any director designated and elected pursuant to Section 5.01 hereof if the Consenting Stockholders


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

entitled to designate such director pursuant to Section 5.01 request such removal by written notice to the other Consenting Stockholders.

      SECTION 5.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without cause) or otherwise there shall exist or occur any vacancy on the Board other than as provided in Section 5.01(b), (i) the Consenting Stockholders entitled to designate (pursuant to Section 5.01 hereof) the director whose death, disability, retirement, resignation or removal resulted in such vacancy may designate another individual to fill such capacity and to serve as a director of the Company, and (ii) each Consenting Stockholder shall vote its respective Voting Securities in favor of the individual designated in accordance with clause (i) above to fill such vacancy.

      SECTION 5.04. Conflicting Charter or By-law Provisions. Each Consenting Stockholder shall vote its Voting Securities and shall take all other actions necessary, to ensure that the Certificate of Incorporation and By-laws facilitate and do not at any time conflict with the provisions of this Agreement.

      SECTION 5.05. Action By the Board of Directors. (a) All actions of the Board of Directors shall require the affirmative vote of the majority of directors present at a duly convened meeting of the Board at which a quorum is present or, in lieu of a meeting, by the unanimous written consent of the members of the Board of Directors.

      (b) In lieu of any other approval provided in the Agreement, the approval of a majority of disinterested members of the Board of Directors shall be required to approve any transaction between the Company and a Consenting Stockholder or an Affiliate of a Consenting Stockholder.

                                   ARTICLE VI

                                    TRANSFERS

      SECTION 6.01. First Refusal. (a) Each Consenting Shareholder, pro rata in accordance with their respective Shareholdings, shall have a right of first refusal on all shares held by any other Consenting Shareholder. The foregoing rights of first refusal shall not apply to Permitted Transfers, sales in Public Offerings, sales in the public market subsequent to such a Public Offering, or sales pursuant to Article II hereof.

      (b) A Consenting Stockholder seeking to transfer ("Transfer") his or its shares (the "Transferor Stockholder") shall give written notice (the "Sale Notice") to the Company and the other Consenting Stockholders (the "Remaining Stockholders") of his or its intention to transfer the Shares. The Sale Notice shall identify the proposed transferees (the "Buyer") and specify the number


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

of Shares to be transferred (the "Offered Shares"), the price per share, and the terms of payment. A Transfer of shares by a Transferor Stockholder pursuant to the terms of a pledge, hypothecation or security agreement shall not be deemed a Transfer for purposes of this Article.

      (c) The Company shall have the first option to purchase the Offered Shares at the price and on the same terms and conditions specified in the Sale Notice. Within fifteen (15) days after delivery of the Sale Notice to the Company, the Company shall give written notice to the Transferor Stockholder and the Remaining Stockholders regarding the number of Shares to be purchased by the Company (the "Company Notice").

      (d) If the Company does not elect to purchase all of the Offered Shares, the Remaining Stockholders shall have the option to purchase all, but not less than all, of the Shares other than those to be purchased by the Company (the "Remaining Offered Shares") at the price and on the same terms and conditions specified in the Sale Notice. Each Remaining Stockholder shall have the right to purchase that number of Remaining Offered Shares equal to the number of such Remaining Offered Shares multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Remaining Stockholder and the denominator of which shall be the number of Shares then owned by all of the Remaining Stockholders (a "Pro Rata Portion"). The Remaining Stockholders may exercise their rights to purchase Remaining Offered Shares by delivering a written notice to the Transferor Stockholder and each of the other Remaining Stockholders (the "Stockholder Notice") indicating the number of Remaining Offered Shares to be purchased within fifteen (15) days of receipt of the Company Notice.

      (e) The Remaining Stockholders shall also have a right of oversubscription such that, if any Remaining Stockholder fails to elect to purchase its Pro Rata Portion of Remaining Offered Shares, the other Remaining Stockholders shall have the right to purchase up to the balance of the Remaining Offered Shares. The oversubscription right set forth herein may be exercised by a Remaining Stockholder by electing in a Stockholder Notice to purchase more than such Remaining Stockholder's Pro Rata Portion. If all such oversubscriptions exceed the number of Remaining Offered Shares available for purchase, the oversubscribing Remaining Stockholders shall be cut back in proportion to their respective Pro Rata Portions or as they may otherwise agree.

      (f) If the Company and/or the Remaining Stockholders elect to purchase all, and not less than all, of the Shares set forth in the Sale Notice, the Company and/or the Remaining Stockholders, as applicable, shall purchase all such Shares at the price and on the same terms and conditions specified in the Sale Notice. Such purchase shall be made at such time and place as shall be agreed with the Transferor Stockholder.

      (g) If the Company and/or the Remaining Stockholders do not elect to purchase all of the Offered Shares, the Company shall send written notice thereof to all Remaining Stockholders and


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

Transferor Stockholders (the "No-Sale Notice") immediately following the expiration of the fifteen-day period set forth in Subsection 6.01(d) hereof, and, subject to Article VI hereof, the Offered Shares may be transferred at any time prior to the ninetieth (9Oth) day after the date of the Sale Notice to the transferee identified in the Sale Notice on the terms and conditions specified in the Sale Notice. No transfer of Offered Shares shall be made after the end of such ninety (90) day period, nor shall any change in the terms and conditions of transfer be permitted, without the Transferor Stockholder first giving to the Company and the other Stockholders a new Sale Notice in compliance with the requirements of this Article VI.

      SECTION 6.03. Legend. Each certificate evidencing outstanding shares of Voting Securities held by a Consenting Stockholder shall bear the following legend (until removal thereof is warranted in accordance with the terms of this Agreement):

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH ACT DOES NOT APPLY.

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDERS' AGREEMENT, DATED AS OF FEBRUARY 1, 2000, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH."

      SECTION 6.04 Filing of Agreement. An executed counterpart of this Agreement shall be put and remain on file at the principal executive office of the Company.

      SECTION 6.05 Written Consent to Agreement. Except for (i) a sale pursuant to the exercise of any right or obligation under this Agreement, (ii) a redemption by the Company, or (ii) a sale as part of a Public Offering, no sale, exchange or other transfer of Shares shall be made by a Consenting Stockholder or his or its legal representative to any person unless and until such person shall agree in writing to take such Shares subject to, and shall agree in writing to the terms and conditions of, this Agreement.


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

                                   ARTICLE VII

                                   TERMINATION

      SECTION 7.01 Termination of Agreement. This Agreement shall terminate upon the earlier of (a) the closing of a Public Offering, (b) the dissolution of the Company, or (c) the voluntary written agreement of Consenting Shareholders owning eighty percent (80%) of the Shares then subject to this Agreement.

      SECTION 7.02 Termination of Board Representation. The respective rights of the Consenting Stockholder under Article V shall terminate (i) as to GTS if at any time, GTS does not own, in the aggregate, at least 65% of the aggregate number of Shares which it owns as of the date hereof, or (ii) as to the Management Shareholders, if at any time such Shareholders do not own at least 65% of the aggregate number of Shares which they own as of the date hereof.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 8.01. Representations. Each of the parties hereto represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement.

      SECTION 8.02. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of their terms hereof, in addition to any other remedy at law or in equity.

      SECTION 8.03. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Consenting Shareholders owning ninety percent (90%) of the Shares then subject to this Agreement. Each Consenting Stockholder shall be bound by any amendment or waiver authorized by this Section 8.03, whether or not such Consenting Stockholder shall have consented thereto.

      SECTION 8.04. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, Federal Express or other national overnight delivery service or sent by certified or registered mail, return receipt requested, postage prepaid, addressed in the manner set forth on the signature pages of this Agreement (or in such other manner for a party


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as shall be specified in a notice given in accordance with this Section 8.04) or by facsimile. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery or telecopied, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

      SECTION 8.05. Benefit: Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement shall not inure to the benefit of any prospective transferee unless such prospective transferee shall have agreed in writing to be bound by the terms of this Agreement. No Consenting Stockholder may assign any of its rights hereunder to any person other than a transferee that has complied with the requirements of this Section 8.05 in all respects. Nothing in this Agreement either express or implied is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies or obligations under or by reason of this Agreement.

      SECTION 8.06. Recapitalization, Exchanges, Etc., Affecting the Stock. All the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares and any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale or assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares or by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

      SECTION 8.06. Miscellaneous. This Agreement sets forth the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any term or other provision of this Agreement is held invalid, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, unless invalidity of the term or provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement and shall not limit or otherwise affect the meaning hereof. This Agreement shall be governed by the law of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be signed in counterparts.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories hereunto duly authorized as of the day and year first above written.

ENTICENT.COM, INC.                        GLOBAL TELECOMMUNICATION,
                                               SOLUTIONS, INC.


By: /s/ Robert Previdi                    By: /s/ Lee R. Montellaro
   ----------------------------------        ----------------------------------
Name:  Robert Previdi                     Name:  Lee R. Montellaro
Title: President                          Title: Chief Financial Officer


DK&G WEBMASTER, INC.


By: /s/ [Illegible]                       /s/ Robert Previdi
   ----------------------------------     -------------------------------------
Name:                                     Robert Previdi
Title: PRESIDENT


/s/ Paul Silverstein
-------------------------------------     -------------------------------------
Paul Silverstein                          Menashe Frank


-------------------------------------     -------------------------------------
Cory Eisner                               Jim Franklin


                                          -------------------------------------
                                          Jamie Frank

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories hereunto duly authorized as of the day and year first above written.

ENTICENT.COM, INC.                        GLOBAL TELECOMMUNICATION,
                                               SOLUTIONS, INC.


By:                                       By: /s/ Lee R. Montellaro
   ----------------------------------        ----------------------------------
Name:                                     Name:  Lee R. Montellaro
Title:                                    Title: Chief Financial Officer


DK&G WEBMASTER, INC.


By:
   ----------------------------------     -------------------------------------
Name:                                     Robert Previdi
Title:


-------------------------------------     -------------------------------------
Paul Silverstein                          Menashe Frank


-------------------------------------     -------------------------------------
Cory Eisner                               Jim Franklin


                                          -------------------------------------
                                          Jamie Frank

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories hereunto duly authorized as of the day and year first above written.

ENTICENT.COM, INC.                        GLOBAL TELECOMMUNICATION,
                                               SOLUTIONS, INC.


By:                                       By: /s/ Lee R. Montellaro
   ----------------------------------        ----------------------------------
Name:                                     Name:  Lee R. Montellaro
Title:                                    Title: Chief Financial Officer


DK&G WEBMASTER, INC.


By:
   ----------------------------------     -------------------------------------
Name:                                     Robert Previdi
Title:


-------------------------------------     -------------------------------------
Paul Silverstein                          Menashe Frank


                                          /s/ Jim Franklin
-------------------------------------     -------------------------------------
Cory Eisner                               Jim Franklin


                                          -------------------------------------
                                          Jamie Frank

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories hereunto duly authorized as of the day and year first above written.

ENTICENT.COM, INC.                        GLOBAL TELECOMMUNICATION,
                                               SOLUTIONS, INC.


By:                                       By: /s/ Lee R. Montellaro
   ----------------------------------        ----------------------------------
Name:                                     Name:  Lee R. Montellaro
Title:                                    Title: Chief Financial Officer


DK&G WEBMASTER, INC.


By:
   ----------------------------------     -------------------------------------
Name:                                     Robert Previdi
Title:


-------------------------------------     -------------------------------------
Paul Silverstein                          Menashe Frank


/s/ Cory Eisner
-------------------------------------     -------------------------------------
Cory Eisner                               Jim Franklin


                                          -------------------------------------
                                          Jamie Frank


                                       14